EXHIBIT 10.1


                           REAL ESTATE SALES CONTRACT


1. PARTIES: Kenneth T. Lewis (Seller) agrees to sell and convey to Caddx - Caddi Controls, Inc. (Buyer) and Buyer agrees to buy from Seller the Property described below.

2. PROPERTY: The real property situated in Gregg County, Texas, described on the attached exhibit, together with: (a) all buildings, improvements, fixtures, and all property of every kind and character and description (personal or real) owned by Seller located on, attached to, or used in connection with the Property; (b) all rights, privileges and appurtenances pertaining thereto, including any right, title, and interest of Seller in and to adjacent streets, alleys, and rights-of-way; (c) Seller's interest in and to all leases or rents and security deposits; (d) Seller's interest in and to all licenses and permits with respect to the Property; (e) Seller's interest in all third party warranties or guaranties, if transferable, relating to the Property or to any tangible personal property and fixtures located on, attached to, or used in connection with the Property; and (f) Seller's interest in any trade names, if transferable, used in connection with the Property. The property sold by this contract is called the "Property". The metes and bounds description determined by the survey of the Property under paragraph 4(b) shall replace any exhibit describing the perimeter boundaries of the Property if it differs from the exhibit.

3. SALES PRICE: The total sales price is Five Hundred Thirty Thousand ($530,000) and No/100 Dollars to be paid in cash at closing.

4.       TITLE POLICY AND SURVEY:

         (a) TITLE POLICY: Seller shall furnish to Buyer at Seller's expense an Owner Policy of Title Insurance (the Title Policy) issued by U.S. Title Company (the Title Company) in the amount of the Sales price, dated at or after closing, insuring Buyer against loss under the provisions of the Title Policy, subject only to those title exceptions permitted by this contract, or as may be approved by Buyer in writing, and the standard printed exceptions contained in the promulgated form of Title Policy; provided however that: (1) the exception as to area and boundaries shall e deleted except for any shortages in area at the expense of Buyer; and (2) the exception as to restrictive covenants shall be endorsed "None of Record", unless restrictions are approved by Buyer. Within the (10) days after the Title Company receives a copy of this contract Seller shall furnish Buyer a commitment for Title Insurance (the Commitment) including copies of recorded documents evidencing title exceptions. Seller authorizes the Title Company to deliver the Commitment and related documents to Buyer at Buyer's address. Buyer shall have ten (10) days after receipt of the Commitment and legible copies of documents evidencing title exceptions required by this contract to object in writing to matters disclosed in the Commitment other than the standard printed exceptions as described or limited in this paragraph.


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         (b)      SURVEY REQUIRED:

                  Within twenty-five (25) days after the Effective Date of this contract, Seller, at Buyer's expense, shall furnish to Buyer a survey of the Property dated after the Effective Date of this contract.

                  Buyer may, within seven (7) days after Buyer's receipt of the survey object in writing to any matter which constitutes a defect or encumbrance to title on the survey or if the survey shows any part of the Property to lie in a 100-year floodplain area.

         The survey required by this paragraph 4(b) shall be made by a Registered Professional Land Surveyor acceptable to the title company. The survey shall: (i) identify the Property by metes and bounds or platted lot description; (ii) show that the survey was made and staked on the ground with corners permanently marked; (iii) set forth the dimensions and total area of the property; (iv) show the location of all improvements, highways, streets, roads, railroads, rivers, creeks, or other waterways, fences, easements, and rights of way on the Property with all easements and rights of way referenced to their recording information; (v) show any discrepancies or conflicts in boundaries, any visible encroachments and any portion of the Property lying within the 100-year floodplain as shown on the current Federal Emergency Management Agency map; and (vi) contain the surveyor's certificate that the survey is true and correct.

Buyer's failure to object under paragraph 4(a) or 4(b) within the time allowed shall constitute a waiver of Buyer's right to object except that the requirements in Schedule C of the Commitment shall not be deemed to have been waived. If objections are made by Buyer, Seller shall have twenty (20) days from the date it received the objections to cure the objections, if Seller elects to cure the same. The Closing Date shall be extended as necessary to cure objections if Seller elects to cure the same. If objections are not cured by the extended Closing Date, this contract shall terminate unless Buyer elects to waive the objections.

5.       PROPERTY CONDITION/FEASIBILITY STUDIES:

         INSPECTIONS AND FEASIBILITY STUDIES: Within twenty (20) days after the Effective Date of the contract Buyer, at Buyer's expense, may complete or cause to be completed inspections of the Property (including all improvements and fixtures) by inspectors of Buyer's choice. Inspections may include but are not limited to: (i) physical property inspections including, but not limited to, structural pest control, mechanical, structural, electrical, or plumbing inspections; (ii) economic feasibility studies; (iii) any type of environmental assessment or engineering study including the performance of tests such as soils tests, air sampling, or paint sampling; and (iv) compliance inspections to determine compliance with zoning ordinances, restrictions, building codes, and statutes (e.g., ADA, OSHA, and others). Seller shall permit Buyer and Buyer's inspectors access to the Property at reasonable times. Seller shall pay for turning utilities on for inspections. If Buyer determines, in Buyer's sole judgment, that the Property is not suitable for any reason for Buyer's intended use or is not in satisfactory condition, then Buyer may terminate this contract by providing written notice of termination and copies of all reports of inspections, studies, or assessments completed or caused to be completed by Buyer under this paragraph to Seller within the time required to complete the inspections, studies, or assessments under this paragraph. If Buyer does not terminate this contract within the time required any objections with respect to the inspections, studies and assessments under this paragraph shall be deemed waived by Buyer. If this contract does not close through no fault of Seller, Buyer shall restore the Property to its original condition if altered due to inspections, studies, or assessments completed by Buyer or Buyer's inspectors. Within twenty (20) days after the Effective Date of this contract Seller shall deliver to Buyer:

                  (1) a current rent roll of all leases affecting the Property certified by Seller to be true and correct;

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                  (2)      copies of all leases pertaining to the Property,
                           including any modifications, supplements, or amendments to the leases;

                  (3) a current inventory of all tangible personal property and fixtures owned by Seller and located on, attached to, or used in connection with the Property;

                  (4) copies of all notes and deeds of trust assumed or taken subject to by Buyer;

                  (5) copies of ail service, maintenance and management agreements relating to the ownership and operation of the Property;

                  (6) copies of all warranties and guaranties relating to the Property, or any part thereof, or to the tangible personal property and fixtures owned by Seller and located on, attached to, or used in connection with the Property;

                  (7) copies of all fire, hazard, liability, and other insurance policies held by Seller on or affecting the Property;

                  (8) copies of all leasing or other commission agreements with respect to the Property that are being assumed by Buyer;

                  (9) a copy of the "as-built" plans and specifications of the Property;

                  (10) copies of all invoices for utilities and repair expenses incurred by Seller for operation of the Property for each month for the preceding two (2) years prior to the Effective Date of this contract; and,

                  (11) copies of all previous environmental assessments, studies, or analyses affecting the Property in Seller's possession.

6. BROKER: Each party represents to the other that no real estate broker has been involved and no commissions will be incurred in connection with this transaction.

7.       CLOSING:

         (a) The closing of the sale shall be on or before April 30, 1997, or within seven (7) days after objections to title or the survey have been cured, whichever date is later (the Closing
                  Date). If either party fails to close this sale by the Closing Date, the non-defaulting party shall be entitled to exercise the remedies contained in paragraph 12.

         (b)      At closing Seller shall furnish, at Seller's expense:

                  (1) tax statements showing no delinquent taxes on the Property;

                  (2) a General Warranty Deed conveying good and indefeasible title to the Property showing no additional exceptions to those permitted in paragraph 4;

                  (3) a Bill of Sale with warranties to title conveying title, free and clear of all liens, to any personal property defined as part of the Property in paragraph 2 and conveyed by this contract;

                  (4) an assignment of all leases to or on the Property duly executed by Seller;


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                  (5)      to the extent assignable, an assignment duly executed
                           by Seller of any licenses an permits, maintenance, management or other contracts, and any warranties or guaranties defined as part of the Property in paragraph 2 or conveyed by this contract;

                  (6) a current rent roll of the Property certified by Seller;

                  (7) to the extent assignable, an assignment duly executed by Seller of any one or more of the insurance policies held by Seller pertaining to the Property; and

                  (8) evidence that the person executing this contract is legally capable and authorized to bind Seller.

8. POSSESSION: Seller shall deliver possession of the Property to Buyer on Closing in its present or required repaired condition, ordinary wear and tear excepted. Any possession by Buyer prior to closing or Seller after closing that is not authorized by a separate written lease agreement, shall establish a landlord-tenant at sufferance relationship between the parties.

9.       SALES EXPENSES: To be paid in cash at or prior to closing:

         (a) Seller's Expenses: Releases of existing liens, including prepayment penalties and recording fees; release of Seller's loan liability; tax statements or certificates; preparation of deed; one-half of escrow fee; and other expenses stipulated to be paid by Seller under other provisions of this contract.

         (b) Buyer's Expenses: one-half of escrow fee; and other expenses stipulated to be paid by Buyer under other provisions of this contract.

         (c) If any sales expense exceeds the amount stated in this contract to be paid by either party, either party may terminate this contract unless either party agrees to pay such excess.

10.      PRORATIONS:

         (a) Insurance (at Buyer's option) if a transfer is permitted by the insurance carrier and current taxes, to the extent not the obligation of the tenant of the Property, and any rents shall be prorated through the Closing Date. If the amount of the ad valorem taxes for the year in which the sale is closed is not available on the Closing Date, proration of taxes shall be made on the basis of taxes assessed in the previous year, with a subsequent cash adjustment of such proration to be made between Seller and Buyer, if necessary, when actual tax figures are available.

         (b) Seller shall, at closing, tender to Buyer any security deposits, prepaid expenses, and advanced rental payments paid by any and all tenants.

11.      CASUALTY LOSS AND CONDEMNATION:

         (a) If any part of the Property is damaged or destroyed by fire or other casualty loss, Seller may, if it elects, restore the Property to its previous condition as soon as reasonably possible, but in any event by the Closing Date. If Seller is unable or unwilling to do so, Buyer may: (i) terminate this contract; (ii) extend the time for performance up to fifteen
                  (15) days and the Closing Date shall be extended as necessary; or (iii) accept the Property in Its damaged condition and accept an assignment of insurance proceeds. Provisions of the Texas Property Code to the contrary shall not apply.


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         (b)      If prior to closing condemnation proceedings are commenced against any portion of the Property, Buyer may: (i) terminate this contract by written notice to Seller within ten (10) days after Buyer is advised of the condemnation proceeding; or (ii) appear and defend in the condemnation proceeding and any award in condemnation shall, at Buyer's election, become the property of Seller and the sales price shall be reduced by the same amount or any award shall become the property of Buyer and the sales price shall not be reduced.

12. DEFAULT: If Buyer fails to comply with this contract, Buyer shall be in default. Seller may either: enforce specific performance, seek other relief as may be provided by law, or both; or terminate this contract, thereby releasing the parties from this contract. If Seller fails to comply with this contract for any reason, Seller shall be in default and Buyer may either enforce specific performance, seek such other relief as may be provided by law, or both; or terminate this contract, thereby releasing the parties from this contract.

13. ATTORNEY FEES: If, Buyer, Seller, or Escrow Agent is a prevailing party in any legal proceeding brought under or with relation to this contract or this transaction, such party shall be entitled to recover from the non-prevailing parties all costs of such proceeding and reasonable attorney fees. The provisions of this paragraph shall survive closing.

14.      MATERIAL FACTS:

         (a) Seller shall convey the Property on closing: (i) with no liens, assessments, Uniform Commercial Code or other security interests against the Property which will not be satisfied out of the Sales Price, other than liens securing ad valorem taxes not yet due and payable; and (ii) with no parties in possession of any portion of the Property as lessees, tenants at sufferance, or trespassers except tenants under the written leases delivered to Buyer pursuant to this contract.

         (b) To the best of Seller's knowledge and belief, Seller is not aware of:

                  (i)      any material defects to the Property except:

                  (ii) any environmental hazards or conditions affecting the Property which would violate any federal, state or local statutes, regulations, ordinances or other requirements and more specifically, but without limitation, whether: (1) the Property is or has ever been used for the storage or disposal of hazardous substances or materials or toxic waste, a dump site or landfill, or the housing of any underground tanks or drums; (2) radon, asbestos insulation or fireproofing, ureaformaldehyde foam insulation, lead-based pint or other pollutants or contaminants of any nature now exist or have ever existed on the Property; (3) wetlands, as defined by federal or state law or regulation are on the Property; and (4) threatened or endangered species or their habitat, as defined by the Texas Parks and Wildlife Department or the U.S. Fish and Wildlife Service, are on the property; except as follows:


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         (c)      Each written lease to be furnished to Buyer under this
                  contract (the leases) shall be in full force and effect according to its terms without amendment or modification that is not disclosed to Buyer in writing. All the leases shall contain the entire written or oral agreements of any kind for the leasing, rental, or occupancy of any portion of the Property. Seller shall disclose in writing to Buyer: (i) any lease modifications, amendments, or defaults made subsequent to the date the leases are furnished to Buyer but prior to closing; (ii) any failure by Seller to comply with all of Seller's obligations under the leases; (iii) any facts or circumstances that would constitute a default by Seller under any lease or entitle any tenant to offsets or damages; (iv) any lease in which tenant does not actually occupy the premises leased; (v) if any rent under any lease has been collected in advance of the current month; (vi) if any concessions, bonuses, free rents, rebates, or other matters affect the rental for any tenant; (vii) if any of the lease or rentals or other sums payable under the leases have been assigned or otherwise encumbered, except as security for loan(s) assumed or taken subject to as provided in this contract; and (viii) if any tenant under any lease is in default.

15. NOTICES: All notices shall be in writing and effective when hand-delivered, mailed by certified mail return receipt requested, or sent by facsimile transmission to:


         Seller:                                Buyer:

         Kenneth T. Lewis                       Caddx-Caddi Controls, Inc.
         c/o Mitch Motley                       1420 North Main Street
         P.O. Box 3999                          Gladewater, Texas 75647
         Longview, Texas 75606                  Phone___________________________
         Phone  (903) 236-9800                  Fax_____________________________
         Fax (903) 236-8787


                                                Copy to:

                                                Bob Anderson
                                                Smead, Anderson, Wilcox & Dunn
                                                P.O. Box 3343
                                                Longview, Texas 75606
                                                Phone (903) 757-2868
                                                Fax (903) 757-4612

16. AGREEMENT OF THE PARTIES: This contract shall be binding on the parties, their heirs, executors, representatives, successors, and assigns. This contract shall be construed under and in accordance with laws of the State of Texas. This contract contains the entire agreement of the parties and cannot be changed except by written agreement. If this contract is executed in a number of identical counterparts, each counterpart is deemed an original and all counterparts shall, collectively, constitute one agreement. Buyer may not assign this contract.


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17.      TIME: Time is of the essence in this contract. Strict compliance with the times for performance stated in this contract is required.

18. EFFECTIVE DATE: The Effective Date of this contract for the purpose of performance of all obligations shall be the date this contract is receipted by the Escrow Agent after all parties have executed this contract.

19. PROPERTY CONVEYED "AS IS.": IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND SPECIFICALLY DISCLAIMS ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (EXCEPT FOR THE EXPRESS WARRANTIES OF SELLER, IF ANY, PROVIDED IN THAT CERTAIN STOCK PURCHASE AND SALE AGREEMENT BETWEEN ITI TECHNOLOGIES, INC. AS "BUYER", KENNETH T. LEWIS, JOE HURST, JAMES E. STEVENS, AND KENNETH RYAN LEWIS AS "SELLERS", AND CADDX-CADDI, INC. AND THOSE WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS AGREEMENT), INCLUDING, BUT NOT LIMITED TO, WARRANTIES OR REPRESENTATIONS AS TO MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE GENERAL WARRANTY DEED TO BE DELIVERED AT CLOSING), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITIONS, AVAILABILITY OF ACCESS (SPECIFICALLY MAKING NO WARRANTY OF COMPLIANCE WITH THE REQUIREMENTS OF THE AMERICAN WITH DISABILITIES ACT OF 1990), INGRESS OR EGRESS, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE PROPERTY INCLUDING, WITHOUT LIMITATION:
         (i) THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE PROPERTY, (ii) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS INCORPORATED INTO ANY OF THE PROPERTY AND (iii) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY. BUYER REPRESENTS THAT IT IS A KNOWLEDGEABLE PURCHASER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS, AND THAT BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME AND, UPON CLOSING, SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INSPECTIONS AND INVESTIGATIONS. BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS," WITH ALL FAULTS, AND BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE ABOVE-REFERENCED STOCK PURCHASE AND SALE AGREEMENT. THE TERMS AND CONDITIONS OF THIS PARAGRAPH SHALL EXPRESSLY SURVIVE THE CLOSING AND NOT MERGE THEREIN AND SHALL BE INCORPORATED INTO THE SPECIAL WARRANTY DEED. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN.


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BUYER:                                                   SELLER:

CADDX - CADDI CONTROLS, INC.



By: /s/   Joe Hurst                                      /s/ Kenneth T. Lewis
    --------------------                                 -----------------------
Printed Name:  JOE HURST                                 Kenneth T. Lewis
Title:  President
        ---------------
Dated:  April 30, 1997                                   Dated:  April 30, 1997
        ----------------                                         ---------------


                              EMPLOYMENT AGREEMENT